--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                                     New England
                                                             Star Worldwide Fund
                               [Graphic Omitted]

-------------
JUNE 30, 1997
-------------

                                                                    AUGUST 1997
-------------------------------------------------------------------------------
DEAR NEW ENGLAND FUNDS SHAREHOLDER,

[Photo of Henry L.P. Schmelzer]

Spurred by bright economic prospects, the broader U.S. stock market continued its record run during the first half of the year, experiencing only short-lived setbacks along the way. These fresh gains come on top of significant increases in 1995 and 1996, leaving many investors wary of what might come next. Bond markets, meanwhile, contended with some volatility in interest rates, but have been relatively stable this year.

Building a portfolio for variable markets
Investors should not abandon well-conceived financial programs for fear of a down market. Whether today's market levels are excessive -- only hindsight will tell. So you should remain patient and realistic, alert to the possibility of periodic market declines. Consultation with your financial representative should be a regular part of your planning. Your representative can help you take prudent steps to adjust your portfolio, whatever the next trend may bring.


Strategic initiatives deliver shareholder benefits
Four years ago New England Funds embarked on a new strategic direction. Expressed in our corporate slogan Where The Best Minds Meet(R), this new thrust has meant improved performance for many of our funds, award-winning service and a host of behind-the-scenes enhancements designed to help our shareholders and their financial representatives

Our sights, like yours, are focused on the long term. At the same time, we work to enhance service every day. We also keep a disciplined eye on the performance that each fund manager achieves. Through these persistent efforts we're convinced we'll merit your continued commitment and loyalty. Thank you for your confidence in New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

Henry L.P. Schmelzer, President

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [LOGO]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet.



                                        INVESTMENT RESULTS THROUGH JUNE 30, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

 See next page [symbol - hand pointing right]

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                      AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97
--------------------------------------------------------------------------------

CLASS A (Inception 12/29/95)     YTD              1 YEAR        SINCE INCEPTION
Net Asset Value(1)               16.80%           21.93%            22.75%
With Max. Sales Charge(2)        10.08            14.94             18.04

--------------------------------------------------------------------------------

CLASS B (Inception 12/29/95)     YTD              1 YEAR        SINCE INCEPTION
Net Asset Value(1)               16.36%           21.07%            21.88%
With CDSC(3)                     11.36            16.07             19.48

--------------------------------------------------------------------------------

CLASS C (Inception 12/29/95)     YTD              1 YEAR        SINCE INCEPTION
Net Asset Value(1)               16.35%           21.06%            21.93%

--------------------------------------------------------------------------------

COMPARATIVE PERFORMANCE          YTD              1 YEAR         SINCE 12/29/95
MSCI EAFE(4)                     11.36%           13.16%           11.87%
Lipper Global Average(5)         12.88            19.22            20.12

NOTES TO CHARTS

Returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3)With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4)Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index
   (EAFE) is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5)Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                        NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares compared to Morgan Stanley EAFE Index(4).]

                  A $10,000 INVESTMENT COMPARED TO MSCI EAFE(4)

                                              WITH
                                            MAXIMUM
                        NET ASSET            SALES                MSCI
CLASS A                  VALUE(1)           CHARGE(2)            EAFE(4)
-------                 ---------          ----------            -------

12/29/95                 $10,000             $ 9,425             $10,000
1Q96                     $10,528             $ 9,923             $10,297
2Q96                     $11,177             $10,534             $10,468
3Q96                     $11,136             $10,496             $10,463
4Q96                     $11,667             $10,997             $10,637
1Q97                     $12,267             $11,562             $10,478
2Q97                     $13,629             $12,445             $11,846


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares compared to Morgan Stanley EAFE Index(4).]

                        NET ASSET                                 MSCI
CLASS B                  VALUE(1)           CDSC(3)              EAFE(4)
-------                 ---------          ----------            -------

12/29/95                 $10,000             $10,000             $10,000
1Q96                     $10,512             $10,512             $10,297
2Q96                     $11,136             $11,136             $10,468
3Q96                     $11,081             $11,081             $10,463
4Q96                     $11,587             $11,087             $10,637
1Q97                     $12,163             $11,638             $10,478
2Q97                     $13,484             $12,902             $11,846


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares compared to Morgan Stanley EAFE Index(4).]

                        NET ASSET                       MSCI
CLASS C                  VALUE(1)                      EAFE(4)
-------                 ---------                      -------

12/29/95                 $10,000                       $10,000
1Q96                     $10,520                       $10,297
2Q96                     $11,144                       $10,468
3Q96                     $11,088                       $10,463
4Q96                     $11,595                       $10,637
1Q97                     $12,170                       $10,478
2Q97                     $13,490                       $11,846


These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                                         HOW YOUR FUND PERFORMED
--------------------------------------------------------------------------------

For the six-month period ended June 30, l997, New England Star Worldwide Fund outperformed the 11.36% return of its benchmark, the MSCI Europe Australasia Far East (EAFE) Index(4), by posting total returns of 16.80%, 16.36% and 16.35% at net asset value for Class A, B and C shares, respectively.

Economic trends around the world were generally positive during the first half of 1997. Economic growth was relatively strong in most major markets as well as in many emerging countries. Inflation was moderate and interest rates were either flat or slightly lower. This was a positive environment for stock investments, and many markets generated strong returns.

For the third year in a row, U.S. stocks produced record-breaking returns, with large-company stocks leading the market. Early in the period, robust economic growth raised concerns about the possibility of higher inflation, and the Federal Reserve Board boosted short-term interest rates by one-quarter of a percentage point. This increase led to a sharp sell-off in stocks, pushing prices lower. As economic growth moderated, however, stocks resumed an upward course.

Most European markets posted double-digit returns in the 12% to 15% range based on local currencies. Because of the strong U.S. dollar, however, returns were lower when converted to U.S. dollars.

After years of sluggish economic growth and lackluster returns, Japan appeared to make some headway toward solving its economic problems. For the first half of l997, the Japanese stock market (as measured by MSCI Japan Index) rose 9.07%, with some of the strongest performances coming from small- and medium-sized company stocks. These types of Japanese stocks appealed to investors because they were attractively priced and the underlying companies had greater potential for growth than some of the larger Japanese businesses.

Among the emerging markets, Latin America was the most attractive region. More stable governments, the trend toward privatization and freer and open markets have paid off in this area of the world. In addition, Mexico, which is a strong influence in the area, has recovered from its currency crisis of two years ago. As the Mexican economy improved, other economies in Latin America also gained strength. Some of the best-performing markets were Brazil, which rose 55.2%; Argentina, up 22.9%; Chile, with a 31.8% return; and Venezuela, up 39.2%, as measured by the IFC Global Index.

Asian markets, other than Japan, that are sensitive to U.S. interest rates, fared poorly. This is because many investors expected U.S. interest rates to rise. Higher interest rates usually have a negative effect on stock prices. Slower economic growth in several Asian countries also dampened stock performance. As economic growth slowed, corporate earnings forecasts weakened and, in turn, stock prices declined.

In the next several pages, Star Worldwide Fund's portfolio managers present their views on the investment environment ahead.

                                                       FOUNDERS ASSET MANAGEMENT
--------------------------------------------------------------------------------
[Photo of Michael Gerding]

Michael Gerding,
  Founders Asset
      Management

We don't expect any dramatic changes going forward. We believe the trend toward stronger economies, relatively low interest rates and moderate inflation should persist. We believe that as economies continue to improve in Europe, that region will be an area of emphasis for us. The Japanese economy, while sluggish, seems to be improving. Even though we think it's going to be a slow recovery, we'll continue to pursue select investments there. In the emerging markets we intend to continue our focus on Latin America, which is a very attractive region. We think the lackluster performance of some Asian markets is a temporary situation. While we will probably have fewer assets in Asia in the short term, we have a favorable opinion about the region in the long term. We will continue to select stocks for the portfolio on a company-by-company basis and expect to find attractive investment opportunities across a broad range of countries and industries.


         LARGEST HOLDINGS IN FOUNDERS SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------
Volkswagen, Preferred                                                      0.50%
Telebras (ADR)                                                             0.49%
Marschollek Lauten, Preferred                                              0.45%
Sony Corp.                                                                 0.43%
Ladbroke Group PLC                                                         0.43%


                                                    MONTGOMERY ASSET MANAGEMENT
--------------------------------------------------------------------------------
[Photo of Josephine Jimenez & Bryan Sudweeks]

Josephine Jimenez &
    Bryan Sudweeks,
   Montgomery Asset
         Management

We analyze each market individually but, in general, our outlook for the emerging markets is very positive. We favor select Latin American countries, such as Brazil, that have made significant progress toward developing market economies. In Asia, we favor Korea and Taiwan, countries that we believe should profit from a stronger Japanese economy and from a rising yen. We are also optimistic about the long-term outlook for the emerging European countries and believe they should benefit if further progress is made towards a European Union and single currency. Some Russian stocks also appeal to us, mainly because Russia is in the process of reforming its legal structure, particularly the way companies write business contracts. A solid legal foundation should make it easier for companies throughout the world to do business with Russian companies and, in the long run, improve the country's business opportunities.


       LARGEST HOLDINGS IN MONTGOMERY SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------
Banco Bradesco PN S.A.                                                     0.75%
Tatneft (ADR) 144A                                                         0.55%
China Development Corp.                                                    0.51%
Telebras                                                                   0.49%
Telebras (ADR)                                                             0.45%


                                                       OAKMARK/HARRIS ASSOCIATES
--------------------------------------------------------------------------------
[Photo of Robert Sanborn]

Robert Sanborn
Oakmark/Harris
    Associates

Looking ahead, I expect solid economic growth and relatively low inflation and interest rates in the United States. In terms of managing this segment, which acts as a domestic anchor to the Fund as a whole, I don't plan to make significant changes. I'll continue to seek opportunities in all market sectors and among small, medium and large companies. However, I expect to maintain our emphasis on larger-company stocks. The portfolio's holdings in financial, consumer non-durables and cable stocks have performed well during the first half of the year, and we believe they still have room to grow. We will continue our "value" approach to stock selection -- that is, we will seek investments that we believe are selling at a significant discount to their potential long-term value.


                                   LARGEST HOLDINGS IN OAKMARK/HARRIS (DOMESTIC)
                                     SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------
Philip Morris Companies, Inc.                                              1.05%
Knight-Ridder, Inc.                                                        1.01%
Black & Decker Corp.                                                       1.01%
Polaroid Corp.                                                             1.00%
Federal National Mortgage Association                                      0.89%


                                                       OAKMARK/HARRIS ASSOCIATES
--------------------------------------------------------------------------------

[Photo of David Herro and Michael Welch]

David Herro and
  Michael Welsh
 Oakmark/Harris
     Associates

We expect to continue to find attractive investment opportunities throughout the world's economies. As always, our focus will be on individual stock selection, rather than macroeconomic trends. Our strategy will be to search for stocks that are inexpensive and that we believe have the potential for significant growth over three to five years. Rather than trying to predict the direction of individual markets or economies, we will continue to analyze companies on a case-by-case basis, using a process called fundamental analysis. That is, we will base our investment decisions on a number of factors, including a company's sales, potential earnings growth, management, market leadership and products and services.



                              LARGEST HOLDINGS IN OAKMARK/HARRIS (INTERNATIONAL)
                                     SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------
Enix Corp.                                                                 0.93%
Cordiant PLC                                                               0.88%
Guinness PLC, 144A                                                         0.76%
Tomkins PLC                                                                0.75%
Sanford, Ltd.                                                              0.73%



                                                       JANUS CAPITAL CORPORATION
--------------------------------------------------------------------------------
[Photo of Helen Young Hayes & Laurence Chang]

Helen Young Hayes
& Laurence Chang,
    Janus Capital
      Corporation

We do not anticipate making any major changes in the portfolio. On June 30, l997, stocks of companies in the United States and continental Europe accounted for most of the segment's investments and have made solid contributions to performance. Even though stock prices in these markets have experienced strong appreciation in the past six months, we believe there are still attractive investment opportunities in these areas. While we expect investments in U.S. and european stocks to continue to make up the major portion of the segment's assets, we also plan to invest a smaller percentage of the portfolio in markets on the Pacific Rim and in the developing economies of Asia and Latin America. We will continue to seek investments in small, medium and large companies and to diversify the portfolio's assets among a wide range of industries and businesses.

            LARGEST HOLDINGS IN JANUS SEGMENT AS A PERCENTAGE OF FUND NET ASSETS
--------------------------------------------------------------------------------

Volkswagen AG                                                              0.58%
Rentokil Initial PLC                                                       0.51%
Philips Electronics NV                                                     0.50%
Philips Electronics NV (ADR)                                               0.42%
Novartis AG                                                                0.37%

--------------------------------------------------------------------------------
                        NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------
TOP 15 COUNTRIES 6/30/97

                                      PERCENTAGE OF
      COUNTRY                          NET ASSETS
--------------------------------------------------------------------------------
  1.  United States                      20.45%
--------------------------------------------------------------------------------
  2.  United Kingdom                      9.08%
--------------------------------------------------------------------------------
  3.  Brazil                              6.10%
--------------------------------------------------------------------------------
  4.  Japan                               5.49%
--------------------------------------------------------------------------------
  5.  Netherlands                         5.05%
--------------------------------------------------------------------------------
  6.  Germany                             4.14%
--------------------------------------------------------------------------------
  7.  France                              3.90%
--------------------------------------------------------------------------------
  8.  Switzerland                         3.31%
--------------------------------------------------------------------------------
  9.  Hong Kong                           3.11%
--------------------------------------------------------------------------------
 10.  Sweden                              2.87%
--------------------------------------------------------------------------------
 11.  Argentina                           2.61%
--------------------------------------------------------------------------------
 12.  Mexico                              2.39%
--------------------------------------------------------------------------------
 13.  Italy                               2.00%
--------------------------------------------------------------------------------
 14.  Malaysia                            1.87%
--------------------------------------------------------------------------------
 15.  Taiwan                              1.84%
--------------------------------------------------------------------------------

                    YOUR FUND'S FIVE LARGEST SECTORS 6/30/97

                                      PERCENTAGE OF
     SECTOR                            NET ASSETS
--------------------------------------------------------------------------------
 1.  Banks                                10.3%
--------------------------------------------------------------------------------
 2.  Food & Beverages                      6.9%
--------------------------------------------------------------------------------
 3.  Telecommunication                     5.8%
--------------------------------------------------------------------------------
 4.  Drugs & Health Care                   3.8%
--------------------------------------------------------------------------------
 5.  Apparel & Textiles                    3.5%
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of June 30, 1997
(unaudited)

COMMON STOCK -- 91.9% OF TOTAL NET ASSETS

  SHARES(A)  DESCRIPTION                                                     VALUE(B)
  -------------------------------------------------------------------------------------
             ARGENTINA--2.6%
      9,616  Banco Frances del Rio la Plata S.A. (ADR) (d) ..........  $        312,520
     61,500  Cresud (c) .............................................           137,166
      1,100  Irsa (GDR) (g) .........................................            48,125
     16,200  Irsa - B ...............................................            70,805
     17,725  Nortel Inversora S.A. (ADR) (c) (d) ....................           480,791
     54,900  Siderar S.A. (c) .......................................           225,674
      7,900  Supermercados Unimarc S.A. (ADR) (c) (d) ...............           148,125
      2,225  Telecom de Argentina (ADR) (d) .........................           116,812
     40,050  Telefonica de Argentina (ADR) (d) ......................         1,386,731
    112,525  YPF Sociedad Anonima (ADR) (d) .........................         3,460,144
                                                                       ----------------
                                                                              6,386,893
                                                                       ----------------
             AUSTRALIA--1.4%
    400,000  Colonial, Ltd. .........................................         1,021,774
     68,969  National Australia Bank, Ltd. ..........................           988,779
     28,600  Village Roadshow (c) ...................................           104,182
    253,038  Wattyl .................................................         1,233,456
                                                                       ----------------
                                                                              3,348,191
                                                                       ----------------
             BELGIUM--0.1%
      1,661  Credit Communal Holdings/Dexia, 144A (c) (f) ...........           178,426
      2,403  Telinfo S.A. ...........................................           146,598
                                                                       ----------------
                                                                                325,024
                                                                       ----------------
             BRAZIL--6.1%
181,550,000  Banco Bradesco PN S.A. .................................         1,829,750
     13,000  Brahma .................................................             9,902
        580  CELESC (GDR) 144A (f) (g) ..............................            81,200
  8,130,000  Cemig PN ...............................................           419,131
      8,500  Cemig S.A. (ADR) (d) ...................................           427,940
     11,000  Centrais Electric - PN B ...............................            16,349
    500,000  Centrais Eletricas Brasileira S.A. - Electrobras (c) ...           279,597
  4,260,000  Cesp CIA Energia .......................................           284,910
    473,000  Companhia de Saneamento Basico do Estado de Sao Paulo ..           144,112
    300,000  Copene-Petroquimica Nordeste ...........................           111,189
  1,025,000  Electrobras PN .........................................           611,258
    305,000  Itausa Investimentos Itau S.A. .........................           280,479
 16,000,000  Lojas Americanas PN, 144A (f) ..........................           216,989
 12,026,000  Odebrecht S.A. .........................................           100,538
 20,783,000  Paranaense de Energia-Copel, Preferred B ...............           386,104
  1,789,000  Petroleo Brasileiro, 144A (f) ..........................           496,892
     34,526  Souza Cruz S.A. ........................................           364,005
  8,820,000  Telebras ...............................................         1,196,154
     18,350  Telebras (ADR) (d) .....................................         2,784,612
    727,037  Telecom de Rio Janeiro S.A., Preferred (c) .............           112,106
  1,800,000  Telecomunicaoes do Rio de Janeiro S.A.-Telerj ..........           265,849
    299,603  Telecomunicaoes do Rio de Janeiro S.A.-Telerj,
               Preferred ............................................            46,198
      6,850  TV Filme, Inc. .........................................            71,069
     19,900  Uniao de Bancos Brasileiros S.A. (GDR) (c) (g) .........           738,787
 42,900,000  Unibanco PN ............................................         1,573,658
    163,800  Usiminas ...............................................         1,824,311
     12,900  Vale Rio Doce Cia PN ...................................           285,309
                                                                       ----------------
                                                                             14,958,398
                                                                       ----------------
             CANADA--0.2%
      3,825  Canwest Global Communications ..........................            56,658
      7,275  Potash Corp., Saskatchewan .............................           546,079
                                                                       ----------------
                                                                                602,737
                                                                       ----------------
             CHILE--0.3%
     10,250  Banco de A Edward (ADR) (d) ............................           213,969
      1,260  Compania de Telecom de Chile S.A. (ADR) (d) ............            41,580
     11,200  Empresa Nacional de Electricidad S.A. (ADR) (d) ........           252,700
      3,000  Sociedad Quimica Minera de Chile (ADR) (d) .............           198,375
                                                                       ----------------
                                                                                706,624
                                                                       ----------------
             CHINA--0.2%
    610,000  Beijing Yanhua Petrochemical Company, Ltd. (c) .........           132,278
     45,000  Shanghai Industrial Holdings, Ltd. (c) .................           279,968
    154,000  Shenzhen Expressway, 144A (c) (f) ......................            42,241
                                                                       ----------------
                                                                                454,487
                                                                       ----------------
             CZECH REPUBLIC--0.3%
      3,500  AGB Otevreny Podilovy Fund (c) .........................            76,648
      7,000  Alpha Efekt ............................................           152,648
     20,000  Czech Value Fund .......................................           127,600
      7,700  Komercni Banka A.S. (GDR) 144A (c) (f) (g) .............           159,775
     10,000  Komercni Banka I.F. (c) ................................           148,669
     28,000  Vynosovy I.F. ..........................................           141,636
                                                                       ----------------
                                                                                806,976
                                                                       ----------------
             DENMARK--0.4%
      1,615  Amtssparekassn Fyn A/S .................................           104,101
      2,100  Copenhagen Airport (c) .................................           222,781
        308  FIH A/S ................................................             7,839
      1,115  Jyske Bank A/S .........................................            96,053
      1,392  SAS Danmark A/S ........................................            16,247
      2,667  Sophus Berendsen, Class B ..............................           385,596
        102  Spar Nord Holdings A/S .................................             4,762
      2,580  Sydbank A/S ............................................           117,734
        348  Unidanmark A/S .........................................            19,549
                                                                       ----------------
                                                                                974,662
                                                                       ----------------
             FINLAND--0.7%
      8,534  Amer Group OY ..........................................           153,662
     10,878  Metra OY, Series B .....................................           327,843
      1,012  Nokia AB OY ............................................            75,597
      4,025  Nokia Corp. (ADR) (d) ..................................           296,844
      5,904  Pohjola Insurance Co., Series B ........................           175,093
      2,444  Raison Tehtaat .........................................           168,024
      2,027  Sampo Insurance Co. ....................................           197,128
      3,924  Tietotehdas OY, B Shares ...............................           340,051
                                                                       ----------------
                                                                              1,734,242
                                                                       ----------------
             FRANCE--3.9%
      1,697  Alcatel Alsthom ........................................           212,533
      3,333  Axime (Ex Segin) .......................................           394,173
      8,204  Banque National de Paris ...............................           338,116
      6,443  Capital Gemini S.A. ....................................           339,873
        139  Carrefour ..............................................           100,950
     25,045  Chargeurs International S.A. ...........................         1,443,027
      3,600  Christian Dior (c) .....................................           594,211
     17,600  Compagnie Financiere de Paribas ........................         1,215,920
      1,398  CLF Dexia France .......................................           136,072
        954  Compagnie Bancaire .....................................           121,752
        200  Dassault Systems S.A. (ADR) (d) ........................            14,250
      6,832  Elf Aquitaine ..........................................           737,061
      4,750  Groupe Legris Industries ...............................           223,893
      2,125  Guilbert ...............................................           300,849
        334  Le Carbone-Lorraine, 144A (f) ..........................            81,274
      5,305  Michelin Compagne General B ............................           318,569
      1,800  Pathe (c) ..............................................           357,139
     14,000  Pernod-Ricard ..........................................           721,834
     16,836  Rhone Poulenc ..........................................           687,570
      8,875  SGS Thomson Microelectronics (ADR) (c) (d) .............           710,000
      1,453  Societe Generale .......................................           162,194
      7,075  Total Petroleum (ADR) (d) ..............................           358,172
                                                                       ----------------
                                                                              9,569,432
                                                                       ----------------
             GERMANY--4.1%
      2,838  Adidas AG ..............................................           314,050
        240  Altana AG ..............................................           255,949
     13,492  BASF AG ................................................           498,572
        262  Bayer Motoren Werk .....................................           216,769
     10,361  Depfa Bank .............................................           595,842
     12,975  Deutsche Bank AG .......................................           758,071
      1,133  Fresenius AG, Preferred ................................           257,249
     17,150  Fresenius Medical Care (ADR) (d) .......................           499,494
        639  Fresenius Medical, Preferred ...........................            45,871
        214  Gehe AG ................................................            14,601
     10,391  Lufthansa AG, 144A (f) .................................           199,288
      1,475  Mannesmann AG (c) ......................................           657,115
      4,625  Marschollek Lauten, Preferred ..........................         1,100,496
        500  Pfeiffer Vacuum Technology AG ADR) (d) .................            14,562
         38  Porsche AG, Preferred ..................................            50,548
     17,850  Rofin-Sinar  Technologies, Inc. ........................           341,381
      3,500  SAP-Vorzug AG Preferred ................................           726,449
      7,525  Schwarz Pharma AG ......................................           567,363
        342  SGL Carbon AG, 144A (f) ................................            46,826
      3,386  Tarkett AG .............................................            87,363
      4,478  Veba ...................................................           251,616
      1,844  Volkswagen AG ..........................................         1,413,582
      2,200  Volkswagen, Preferred ..................................         1,236,168
                                                                       ----------------
                                                                             10,149,225
                                                                       ----------------
             GREECE--0.0%
      3,140  Hellenic Telecommunication Organization S.A. (GDR)
               144A (f) (g) .........................................            73,737
                                                                       ----------------
             HONG KONG--3.1%
     24,000  Asia Satellite Telecom Holdings Corp. (ADR) (d) ........           723,000
    574,400  Beijing Datang Power Generation Co., Ltd., 144A (f) ....           265,058
     18,000  Cheung Kong Holdings ...................................           177,739
     58,000  China Light & Power ....................................           328,656
     34,000  China Resources ........................................           166,768
     28,000  Citic Pacific, Ltd. ....................................           174,925
  1,960,000  Giordano Holdings, Ltd. ................................         1,340,854
    303,600  Hong Kong Aircraft Engineering Co., Ltd. ...............         1,105,097
     34,400  HSBC Holdings, Ltd. ....................................         1,034,580
     50,000  Hutchison Whampoa, Ltd. ................................           432,409
    664,000  Jiangsu Expressway, 144A (f) ...........................           235,695
     43,000  New World Development Co., Ltd., 144A (f) ..............           256,425
    796,000  Pacific Port Co., 144A (f) .............................           159,256
     12,000  Sun Hung Kai Properties, Ltd., 144A (f) ................           144,437
     60,000  Union Bank of Hong Kong ................................           173,480
    432,000  Yue Yuen Industrial Holdings ...........................           894,970
                                                                       ----------------
                                                                              7,613,349
                                                                       ----------------
             HUNGARY--0.0%
      9,400  Zalakeramia Reszvenytarsasag (GDR) 144A (c) (f) (g) ....            68,150
                                                                       ----------------
             INDIA--1.1%
     15,800  Bajaj Auto (GDR) (g) ...................................           542,730
      8,500  Bajaj Auto (GDR) 144A (f) (g) ..........................           291,975
      7,000  Indian Hotel (GDR) (g) .................................           162,750
     32,500  Indian Hotels Co., Ltd. (GDR) 144A (f) (g) .............           771,875
      2,192  Mahindra & Mahindra (GDR) 144A (f) (g) .................            32,332
      7,700  State Bank of India (GDR) (g) ..........................           204,050
      8,850  Tata Engineering & Locomotive, Ltd. (GDR) (g) ..........           135,848
     11,464  Tata Engineering & Locomotive, Ltd. (GDR) 144A (f) (g)             175,972
     12,000  Videsh Sanchar Nigam, Ltd. (GDR) 144A (c) (f) (g) ......           249,000
                                                                       ----------------
                                                                              2,566,532
                                                                       ----------------
             INDONESIA--1.4%
     51,500  Asia Pulp & Paper Co., Ltd. (ADR) (c) (d) ..............           778,937
    107,000  Bimantara Citra PT (c) .................................           186,986
    157,000  Lippo Bank .............................................           161,390
    187,000  Lippo Securities .......................................           132,638
     37,000  Perusahaan Perkebu London Sumatra ......................            91,283
     50,500  PT Hanjaya Mandala Sampoerna ...........................           192,593
    120,000  PT Matahari Putra Prima ................................           241,776
    230,000  PT Mulia Industrindo ...................................           120,580
  1,550,000  PT Polysindo Eka Perkasa ...............................           860,403
      2,600  PT Telekom (ADR) (d) ...................................            84,500
     30,000  PT Telekom Indoneisa (c) ...............................            49,034
    191,000  Semen Gresik PT (c) ....................................           428,022
                                                                       ----------------
                                                                              3,328,142
                                                                        ----------------
              IRELAND--0.9%
     470,000  Anglo Irish Bank Corp., 144A (f) .......................           597,727
       5,625  Elan PLC (ADR) (c) (d) .................................           254,531
     610,000  Fyffes .................................................           877,363
      16,300  Ryanair Holdings PLC (ADR) (c) (d) .....................           442,138
                                                                        ----------------
                                                                              2,171,759
                                                                        ----------------
             ISRAEL--0.4%
     27,200  Koor Industries, Ltd. (ADR) (d) ........................           479,400
      8,100  Teva Pharmaceutical Industries, Ltd. (ADR) (d) .........           524,475
                                                                       ----------------
                                                                              1,003,875
                                                                       ----------------
             ITALY--2.0%
    398,283  Credito Italiano .......................................           728,808
    338,500  Danieli & Company, 144A (f) ............................         1,185,050
     24,700  Fila Holdings SPA (ADR) (d) ............................           825,906
     21,163  Gewiss SPA .............................................           364,220
      8,100  Industrie Natuzzi SPA (ADR) (d) ........................           207,562
    144,558  Parmalat Finanziaria SPA ...............................           204,559
     30,163  Pirelli SPA ............................................            74,717
    174,473  Stet Societa Finanziaria SPA ...........................         1,016,306
     33,025  Telecom Italia Mobil ...................................           106,872
     55,606  Telecom Italia SPA, 144A (f) ...........................           178,475
                                                                       ----------------
                                                                              4,892,475
                                                                       ----------------
             JAPAN--5.5%
     29,800  Amway Japan, Ltd. ......................................         1,008,759
      8,000  Canon, Inc. ............................................           217,763
         40  DDI Corp. (c) ..........................................           295,237
      3,000  Doutor Coffee (c) ......................................           121,707
     10,250  Eisai Co. ..............................................           194,054
     88,900  Enix Corp. .............................................         2,280,283
     19,000  Fujitsu ................................................           263,567
      3,000  Heiwa Corp. ............................................            58,890
     45,000  Hitachi ................................................           502,530
     18,000  Hoya Corp. (c) .........................................           800,907
      3,000  Isetan .................................................            37,166
     20,500  Konami Co., Ltd. .......................................           765,486
     11,000  Laox Co. ...............................................           154,511
     34,000  Mitsubishi Estate Co., Ltd., 144A (f) ..................           492,410
      7,000  Mitsubishi Trust & Banking .............................           110,539
     18,000  Mitsui Fudosan Co., 144A (f) ...........................           248,124
     21,000  Mitsui Trust & Banking Co., Ltd. .......................           158,480
         88  Nippon Telegraph & Telephone ...........................           844,530
     11,000  Nomura Securities ......................................           151,632
         36  NTT Data Communications Systems Corp. ..................         1,391,380
     25,900  Sankyo Co ..............................................           777,316
     16,000  Shiseido Co., Ltd. .....................................           263,828
     18,000  Sony Corp. .............................................         1,568,836
         25  Sony Corp. (ADR) (d) ...................................             2,200
      3,000  Square Co., Ltd. (c) ...................................           147,880
     17,000  Sumitomo Trust & Banking ...............................           182,429
     14,000  Takeda Chemical ........................................           393,300
      1,000  Yamaha Motor Co., Ltd. .................................             9,946
                                                                       ----------------
                                                                             13,443,690
                                                                       ----------------
             KOREA--1.4%
     20,000  Dongwon Securities .....................................           263,514
     30,000  Hyundai Enginering & Construction ......................           770,270
     15,000  Hyundai Merchant Marine (c) ............................           282,095
     16,700  Kepco (ADR) (c) (d) ....................................           312,081
        625  Kook Min Bank (c) ......................................             8,939
      5,000  LG Semiconductor Co. (c) ...............................           194,820
     13,100  Pohang Iron & Steel (ADR) (d) ..........................           419,200
      3,640  Samsung Electronics ....................................           288,986
      3,640  Samsung Electronics (Rights) ...........................            98,378
     80,000  Seoul Bank .............................................           330,631
     29,964  SK Telecom Co., Ltd. (ADR) (d) .........................           301,513
      6,000  Yukong .................................................           145,270
                                                                       ----------------
                                                                              3,415,697
                                                                       ----------------
             LUXEMBOURG--0.6%
        100  Millicom International Cellular ........................             4,775
    125,500  Quilmes Industrial (ADR) (d) ...........................         1,458,937
                                                                       ----------------
                                                                              1,463,712
                                                                       ----------------
             MALAYSIA--1.9%
     95,000  Arab Malaysian Corp.                                               353,803
     81,000  Guinness Anchor ........................................           179,715
     46,000  Hong Leong Bank ........................................           115,729
      5,750  Hong Leong Bank (Rights) ...............................               797
    142,000  IJM Corp. BHD, 144A (f) ................................           298,177
    438,000  IOI Corp. BHD, 144A (f) ................................           499,778
     28,000  Leader Univ Holdings ...................................            50,365
     27,000  Magnum Corp. (c) .......................................            40,650
     23,000  Malakoff BHD ...........................................           100,238
     43,000  New Straits Times, 144A (f) ............................           252,139
     24,000  Oriental Holdings BHD ..................................           180,666
    169,000  Public BK BHD ..........................................           263,811
     85,000  Renong BHD .............................................           111,133
    269,000  Tan Chong Motor Holdings ...............................           507,306
     35,000  Tanjong ................................................           120,642
    615,000  Technology Resources Industries BHD, 144A (f) ..........         1,057,488
     19,500  Telekom Malaysia BHD, 144A (f) .........................            91,165
     51,000  United Engineers BHD ...................................           367,750
                                                                       ----------------
                                                                              4,591,352
                                                                       ----------------
             MEXICO--2.4%
    320,000  Accel S.A. de C.V. B (c) ...............................            86,166
     22,000  Acer Computec Latino America S.A. (c) ..................            76,955
    113,000  Alfa S.A. de C.V. ......................................           770,632
     90,000  Cifra S.A. de C.V. (ADR) (d) ...........................           161,100
     22,300  Fomento Economico Mexicano B (c) .......................           132,720
        485  Grupo Carso S.A. .......................................             3,387
      7,150  Grupo Casa Autrey S.A. (ADR) (d) .......................           145,234
      8,217  Grupo Financiero Inbursa B .............................            34,946
  2,007,000  Grupo Herdez, S.A. de C.V. .............................         1,035,382
     11,600  Grupo Radio Centro S.A. ................................           136,300
     11,900  Grupo Televisa S.A. (ADR) (d) ..........................           361,463
     53,000  Hylsamex S.A. de C.V. B (c) ............................           272,752
     61,000  Industrias Penoles S.A. ................................           290,897
     11,300  Moderna ................................................            60,072
     16,000  Sanluis Corp. de S.A. C.V. .............................           118,377
     41,300  Telefonos de Mexico, S.A. de C.V. (ADR) 144A (d) (f) ...         1,972,075
     17,500  Vitro Sociedad  Anonima (ADR) (d) ......................           196,875
                                                                        ----------------
                                                                               5,855,333
                                                                        ----------------
              MOROCCO--0.1%
       7,800  Banque Marocaine de Commerce (GDR) 144A (f) (g) ........           150,150
                                                                        ----------------
              NETHERLANDS--5.0%
       2,625  Akzo Nobel, 144A (f) ...................................           359,736
      15,625  ASM Lithography Holding (ADR) (c) (d) ..................           914,062
      10,400  Baan Co. NV (c) ........................................           716,300
       1,872  Bedrijven Nutricia NV ..................................           295,644
      60,150  EVC International NV ...................................         1,522,979
      10,375  Gucci Group NV (ADR) (d) ...............................           667,891
      13,164  ING Groep NV ...........................................           606,930
       2,473  Koninklijke Nedlloyd NV ................................            71,435
       6,516  Oce Van der Grinten NV (c) .............................           840,517
      17,178  Philips Electronics NV .................................         1,230,438
      14,351  Philips Electronics NV (ADR) (d) .......................         1,031,478
         577  Randstad Holdings ......................................            60,848
         302  Simac Techniek NV ......................................            25,847
      10,000  Unilever NV (ADR) (d) ..................................         2,180,000
      21,954  Vedior NV, 144A (c) (f) ................................           580,474
      28,225  VNU ....................................................           624,059
       5,221  Wolters Kluwer .........................................           635,702
                                                                        ----------------
                                                                              12,364,340
                                                                        ----------------
              NEW ZEALAND--1.3%
     544,300  Lion Nathan, Ltd. ......................................         1,379,040
       5,575  Mas Technology, Ltd (ADR) (c) (d) ......................            82,928
   1,022,950  Sanford, Ltd. ..........................................         1,785,736
                                                                        ----------------
                                                                               3,247,704
                                                                        ----------------
              NORWAY--0.2%
       6,225  Kverneland .............................................           169,019
       2,393  Merkantildata ..........................................            47,343
       4,482  Tandberg (c) ...........................................            47,699
      11,414  Tandberg Television ASA (c) ............................            84,874
       6,754  Tomra Systems ASA ......................................           138,228
                                                                        ----------------
                                                                                 487,163
                                                                        ----------------
              PANAMA--0.1%
       4,725  Bladex (c) .............................................           203,766
                                                                        ----------------
              PERU--0.2%
       5,682  Credicorp, Ltd., 144A (f) ..............................           125,004
       2,900  Ferryros S.A. (ADR) 144A (c) (d) (f) ...................            69,962
      13,050  Telefonica de Peru S.A. (ADR) (d) ......................           341,747
                                                                        ----------------
                                                                                 536,713
                                                                        ----------------
              PHILIPPINES--0.6%
         300  Aboitiz Equity Ventures, Inc. (c) ......................                23
     864,000  Belle Corp. ............................................           252,229
     734,000  DMCI Holdings (c) ......................................           242,107
      11,140  Equitable Banking Corp. (c) ............................            40,335
     165,000  International Container ................................            84,452
      50,000  La Tondena Distillers, Inc. ............................           120,375
      77,000  Metro Pacific Corp., Class B ...........................            16,640
     200,000  Music Semiconductors, Inc. (c) .........................           104,261
     189,000  PCI Leasing & Finance (c) ..............................            35,828
   1,106,800  Petron Corp. ...........................................           281,148
       1,800  Philippine Long Distance Telephone (ADR) (d) ...........           115,650
     312,500  Republic Glass Holdings ................................            28,435
     469,000  Uniwide Holdings, Inc. (c) .............................            92,463
                                                                        ----------------
                                                                               1,413,946
                                                                        ----------------
              POLAND--0.3%
      63,354  Bank Handlowy W Warszawie, 144A (c) (f) ................           785,590
                                                                        ----------------
              PORTUGAL--1.3%
      48,000  Banco Espirito Santo ...................................         1,087,847
       1,250  Capital Portugal Fund, 144A (c) (f) ....................           189,478
       8,500  Cimpor Cimentos de Portugal ............................           198,097
       9,131  Electricdade de Portugal ...............................           167,565
       2,200  Portugal Telecom S.A. (ADR) (d) ........................            88,275
      18,700  Sonae Investimentos - Sociedade Gestora de Participacoes
                Sociais S.A. .........................................           781,849
       7,400  Telecel-Comunicacaoes Pessoais S.A., 144A (f) ..........           613,829
                                                                        ----------------
                                                                               3,126,940
                                                                        ----------------
              RUSSIA--1.6%
       8,100  Irkutskenergo (ADR) (d) ................................           137,619
          11  Irkutskenergo (Russian Depositary Trust) 144A (c) (f) ..           748,000
       7,300  Lukoil Holdings (ADR) (d) ..............................           197,100
       7,525  Lukoil Oil Company (ADR) (d) ...........................           586,950
         950  Mosenergo (ADR) 144A (d) (f) ...........................            39,425
       9,600  Surgutneftegaz (ADR) (d) ...............................           511,200
       1,200  Tatneft (ADR) (d) ......................................           126,000
      14,325  Tatneft (ADR) 144A (d) (f) .............................         1,532,775
                                                                        ----------------
                                                                               3,879,069
                                                                        ----------------
              SINGAPORE--0.4%
     219,000  Datacraft Asia .........................................           696,420
      24,000  Far East Levingston Shipbuilding, Ltd. 144A (f) ........            81,248
     100,000  Thakral Corp., Ltd. ....................................           102,000
                                                                        ----------------
                                                                                 879,668
                                                                        ----------------
              SOUTH AFRICA--0.7%
       8,000  Anglovaal, Ltd. ........................................           213,357
      23,500  Barlow, Ltd. ...........................................           255,615
      22,000  JCI, Ltd. ..............................................           169,231
     159,147  Lonrho PLC, 144A (f) ...................................           340,954
      54,423  Sasol, Ltd. ............................................           713,724
       1,750  South African Breweries, Ltd. ..........................            53,711
       1,608  South African Breweries, Ltd., 144A (f) ................            48,843
                                                                        ----------------
                                                                               1,795,435
                                                                        ----------------
              SPAIN--0.7%
       5,534  Adolfo Dominguez S.A. (c) ..............................           217,829
         202  Azkoyen S.A. ...........................................            25,087
          50  Azkoyen S.A., New ......................................             6,210
       4,044  Corp Financiera Reunida S.A. (c) .......................            17,016
         390  Cortefiel S.A. .........................................            17,019
         878  Grupo Acciona S.A. .....................................            98,913
      45,900  Grupo Uralita ..........................................           512,423
       9,085  Prosegur Seguridad (c) .................................           110,981
       4,000  Repsol S.A. (ADR) (d) ..................................           169,750
       3,122  Sol Melia S.A. (c) .....................................           128,185
       7,651  Tele Pizza S.A. (c) ....................................           446,546
                                                                        ----------------
                                                                               1,749,959
                                                                        ----------------
              SWEDEN--2.9%
      52,700  AB Volvo, Series B .....................................         1,410,239
      56,250  ABB AB .................................................           788,976
      25,494  Assa-Abloy AB, Series B ................................           520,723
       6,366  Astra AB ...............................................           118,506
       2,508  Autoliv AB .............................................            96,455
       7,904  Autoliv, Inc. (c) ......................................           309,244
      71,800  Avesta Sheffield .......................................           830,728
       5,566  Bure Investment AB, 144A (f) ...........................            70,155
      10,777  Electrolux AB, Series B ................................           777,399
       3,680  Enator AB (c) ..........................................            65,651
       2,368  Ericsson LM Telephone AB, Series B .....................            93,214
       7,075  Ericsson LM Telephone Co. (ADR) (c) (d) ................           278,578
       1,110  Incentive AB, Series B .................................           101,450
      14,880  Medical Invest, Series B ...............................           607,857
       2,767  Nordbanken AB ..........................................            93,360
       8,770  Pricer AB, Series B ....................................           301,573
      15,474  Securitas AB, Series B .................................           436,085
         819  Skandinaviska Enskilda Bank ............................             8,841
       3,211  Sparbanken Sverige AB, 144A (f) ........................            71,397
       3,310  WM Data AB, Series B ...................................            58,194
                                                                        ----------------
                                                                               7,038,625
                                                                        ----------------
              SWITZERLAND--3.3%
          67  Aero Serono Group ......................................            97,058
          93  Baloise Holdings .......................................           221,671
         299  Clariant ...............................................           193,531
       8,695  Credit Suisse ..........................................         1,116,652
         482  Hero AG, 144A (f) ......................................           269,062
          58  Kuoni Reisen Holdings, Series B ........................           198,630
         830  Nestle S.A., 144A (f) ..................................         1,094,918
       1,092  Novartis AG ............................................         1,745,704
         195  Roche Holdings AG (c) ..................................         1,763,682
         405  Schw Bankgesellsch .....................................           463,253
          74  Swissair ...............................................            82,921
         161  Tag Heuer ..............................................            24,150
      22,400  Tag Heuer International S.A. (ADR) (c) (d) .............           337,400
       1,280  Zurich Versicherun .....................................           509,370
                                                                        ----------------
                                                                               8,118,002
                                                                        ----------------
             TAIWAN--1.6%
      5,400  Advanced Semiconductor Engineering (GDR) (g) ...........            97,200
      4,968  Advanced Semiconductor Engineering (GDR) 144A (f) (g) ..            98,739
     30,000  Bharat Petroleum Shareholder Equity Certificate (h) ....           377,095
    240,000  China Development Corp. Shareholder Equity
               Certificate (h) ......................................         1,238,849
      5,740  China Steel Corp. (GDR) (c) (g) ........................           122,549
      1,333  China Steel Corp. (GDR) 144A (c) (f) (g) ...............            28,449
    100,000  Compal Electronics Shareholder Equity Certificate (h) ..           395,684
     75,000  Delta Electronic Industrial Shareholder Equity Cer-
               tificate (c) (h) .....................................           464,029
    140,000  Formosa Chemical and Fibre Shareholder Equity
               Certificate (h) ......................................           203,453
     68,000  Hung Sheng Shareholder Equity Certificate (h) ..........           116,187
     85,000  Primax Electronics Shareholder Equity Certificate (h) ..           252,248
     75,000  United World Shareholder Equity Certificate (h) ........           179,406
     10,000  Yageo Corp. (GDR) (c) (g) ..............................           175,000
     12,000  Yageo Corp. (GDR) 144A (c) (f) (g) .....................           210,000
                                                                       ----------------
                                                                              3,958,888
                                                                       ----------------
             THAILAND--0.4%
     41,000  Central Pattana, Ltd. ..................................            56,977
    111,400  Electricity Generating Public Company, Ltd. ............           273,071
     46,000  Industrial Finance Corp. of Thailand (c) ...............            58,599
     14,600  Pizza Public Co, Ltd. ..................................            56,923
     20,000  PTT Exploration and Production .........................           290,291
      7,000  Siam Cement Co. ........................................           121,058
      6,700  Siam Cement Shareholder Equity  Certificate (e) ........           115,870
                                                                       ----------------
                                                                                972,789
                                                                       ----------------
             TURKEY--0.4%
  1,314,000  Akansa Cimento Sanayi & Ticaret ........................           181,363
    332,167  Koc Holdings ...........................................            78,275
    132,125  Migros Turk Tas ........................................            93,406
    109,101  Trakya Cam .............................................             4,775
  6,046,000  Turk Sise Ve Cam Fabrikalani (c) .......................           382,645
  7,817,740  Yapi Ve Kredi Bankasi AS ...............................           178,962
  5,878,000  Yapi Ve Kredi Bankasi, New .............................           134,558
                                                                       ----------------
                                                                              1,053,984
                                                                       ----------------
             UNITED KINGDOM--9.0%
     20,857  Barclays ...............................................           414,020
      2,742  Biocompatibles International PLC (c) ...................            59,727
      3,625  British Airways (ADR) (d) ..............................           416,648
     34,190  BTG ....................................................           359,270
    109,146  Capita Group PLC .......................................           428,047
     83,625  Carlton Communications PLC (c) .........................           706,749
     22,467  CMG PLC ................................................           499,038
     22,530  Compass Group PLC, 144A (f) ............................           252,880
  1,046,000  Cordiant PLC (c) .......................................         2,151,253
      1,975  Danka Business Systems (ADR) (d) .......................            80,728
     71,575  Dixons Group ...........................................           556,636
     38,516  Electrocomponents ......................................           287,671
    332,789  Freepages ..............................................           202,281
     30,200  Gallaher Group PLC (ADR) (c) (d) .......................           556,812
      9,118  Glaxo Wellcome PLC .....................................           188,284
    189,000  Guinness PLC, 144A (f) .................................         1,850,682
     14,874  Harvey Nichols PLC, 144A (f) ...........................            69,851
     80,980  Hays PLC ...............................................           770,028
      7,800  Imperial Chemical Industies PLC (ADR) (d) ..............           443,625
     17,653  J.D. Wetherspoon PLC ...................................           400,542
     14,796  JBA Holdings PLC .......................................           215,598
      2,237  Johnson Matthey ........................................            21,569
    267,075  Ladbroke Group PLC .....................................         1,045,187
     52,809  Lloyds TSB Group PLC ...................................           541,728
     34,954  Logica PLC .............................................           398,731
     25,714  London International Group PLC, 144A (f) ...............            74,081
     58,550  Next PLC ...............................................           661,560
     60,600  Norwich Union, 144A (f) ................................           322,431
      3,530  Pearson, 144A (f) ......................................            40,885
     37,381  Powerscreen International PLC (c) ......................           407,430
    354,887  Rentokil Initial PLC ...................................         1,246,997
    250,000  Sedgwick Group .........................................           512,080
      2,587  Sema Group PLC .........................................            53,098
     42,814  Siebe ..................................................           725,816
      6,246  SmithKline Beecham PLC .................................           114,988
        700  SmithKline Beecham PLC (ADR) (d) .......................            64,138
    127,000  Tate & Lyle PLC ........................................           944,317
     26,136  TI Group ...............................................           227,850
    424,000  Tomkins PLC ............................................         1,835,828
    725,000  Vardon PLC .............................................         1,291,857
     17,849  Victrex ................................................            50,828
    121,000  WPP Group PLC ..........................................           496,701
                                                                       ----------------
                                                                             21,988,470
                                                                       ----------------
             UNITED STATES--20.3%
    100,366  AC Nielson Corp. .......................................         1,969,683
     20,500  AMBAC, Inc. ............................................         1,565,687
     20,400  Anheuser-Busch Companies, Inc. .........................           855,525
     16,325  Apache Corp. ...........................................           530,562
        825  Associates 1st Capital Corp. (c) .......................            45,788
     37,775  Banc One Corp. .........................................         1,829,734
      1,500  BankAmerica Corp. ......................................            96,844
     66,300  Black & Decker Corp. ...................................         2,465,531
      1,100  Boeing Co. (c) .........................................            58,369
        750  Boston Scientific  Corp. (c) ...........................            46,078
     62,000  Brunswick Corp. ........................................         1,937,500
      1,300  Budget Group, Inc. (c) .................................            44,850
      5,000  Cellular Communications International (c) ..............           167,500
      1,800  Citicorp ...............................................           217,013
     15,500  Columbia/HCA Healthcare Corp. (c) ......................           609,344
      1,800  Commercial Federal Corp. ...............................            66,825
        500  Computer Sciences Corp. (c) ............................            36,063
     59,100  Dun & Bradstreet Corp. .................................         1,551,375
      3,125  Eletronics For Imaging, Inc. ...........................           147,656
      8,050  Emerson Electric Co. ...................................           443,253
     50,000  Federal National Mortgage Association ..................         2,181,250
      3,000  First Pacific Co. ......................................             3,834
     30,200  Fortune Brands, Inc. ...................................         1,126,837
     46,540  Foundation Health Systems, Inc. (c) ....................         1,410,744
      2,600  Globalstar Telecommunication, Ltd. (c) .................            79,625
     27,300  H. J. Heinz Co. ........................................         1,259,212
      2,900  International Business Machines ........................           261,544
      5,400  Iridium World Communications ...........................            97,875
     50,400  Knight-Ridder, Inc. ....................................         2,472,750
      4,450  Lucent Technologies, Inc. (c) ..........................           320,678
     19,100  Manpower, Inc. .........................................           849,950
     48,000  Mellon Bank Corp. (c) ..................................         2,166,000
     11,825  Monsanto Co. ...........................................           509,214
      8,225  Morton International, Inc. .............................           248,292
      1,625  Motorola, Inc. .........................................           123,500
     49,600  Nabisco Holdings Corp. .................................         1,977,800
        125  Nu Skin Asia Pacific, Inc. (c) .........................             3,313
      1,975  Nynex Corp. ............................................           113,809
     69,750  Old Republic International .............................         2,114,297
     13,975  Parametric Technology Corp. (c) ........................           594,811
      2,950  PepsiCo, Inc. (c) ......................................           110,809
      5,350  Perkin Elmer Corp. .....................................           425,659
     58,000  Philip Morris Companies, Inc. ..........................         2,573,750
     11,000  Phycor, Inc. (c) .......................................           378,813
     44,000  Polaroid Corp. .........................................         2,442,000
      4,500  Polygram NV ............................................           242,156
     15,450  Quorum Health Group (c) ................................           552,337
      5,250  RadiSys Corp. (c) ......................................           208,688
      4,550  Rhone Poulenc Rorer, Inc. ..............................           413,481
      1,575  Robert Half International, Inc. (c) ....................            74,123
     12,825  Rural/Metro Corp. (c) ..................................           372,326
     17,600  Sports Authority (c) ...................................           342,100
      1,225  Student Loan Marketing Association .....................           155,575
      5,170  TCI Satellite Entertainment, Inc. (c) ..................            40,714
    126,700  Tele-Communications, Inc. (c) ..........................         1,884,662
     77,500  Tele-Communications, Inc., New .........................         1,840,625
     34,400  The Kroger Co. (c) .....................................           997,600
     83,000  U.S. West Media Group (c) ..............................         1,680,750
      2,250  Ucar International, Inc. ...............................           102,938
     10,650  Warnaco Group ..........................................           339,469
      1,408  Wells Fargo & Co. ......................................           379,456
     10,250  Williams Companies, Inc. ...............................           448,438
     21,718  Wolverine Worldwide ....................................           659,684
     17,550  WorldCom, Inc. (c) .....................................           561,600
                                                                       ----------------
                                                                             49,828,268
                                                                       ----------------
             VENEZUELA--0.5%
     21,425  CANTV (ADR) (c) (d) ....................................           923,953
    165,080  Electricidad de Caracas ................................           264,488
                                                                       ----------------
                                                                              1,188,441
                                                                       ----------------
             Total Common Stocks (Identified Cost
               $190,336,944) ........................................       225,272,604
                                                                       ----------------

BONDS AND NOTES--0.4%

    FACE
   AMOUNT
---------------------------------------------------------------------------------------
            TAIWAN--0.2%
$  150,000  United Microelectronics Corp., 144A, 1.250%, 6/08/04 (f)           551,250
                                                                      ----------------

            UNITED KINGDOM--0.1%
   215,000  Barlow International Investments, Ltd. Convertible Bond,
              144A, 7.000%, 9/20/04 (f) ............................           266,600
                                                                      ----------------
            UNITED STATES--0.1%
   200,000  Alfa S.A., Convertible Note, 144A, 8.000%, 9/15/00 (f)             285,500
                                                                      ----------------
            Total Bonds And Notes (Identified Cost $674,340) .......         1,103,350
                                                                      ----------------
SHORT TERM INVESTMENTS--7.3%
---------------------------------------------------------------------------------------
  2,000,000  American Express Credit Corp., 6.000%, 7/01/97 ........         2,000,000
  2,000,000  Ford Motor Credit Co., 6.110%, 7/01/97 ................         2,000,000
  3,000,000  General Electric Capital Corp., 6.250%, 7/01/97 .......         3,000,000
 10,782,000  Repurchase Agreement with State Street Bank & Trust Co.
               dated 6/30/97 at 5.000% to be repurchased at,
               $10,783,498 on 7/01/97, collateralized by $10,420,000
               U.S. Treasury Bond, 7.25% due 5/15/16 with a value
               of $11,000,786 ......................................        10,782,000
                                                                      ----------------
             Total Short Term Investments
               (Identified Cost $17,782,000) .......................        17,782,000
                                                                      ----------------
             Total Investments--99.6%
               (Identified Cost $208,793,284) (i) ..................       244,157,954
             Other assets less liabilities (e) .....................           918,781
                                                                      ----------------
             Total Net Assets--100% ................................  $    245,076,735
                                                                      ================

FORWARD CURRENCY CONTRACTS OUTSTANDING
at June 30, 1997

                                                   LOCAL         AGGREGATE                       UNREALIZED
                                   DELIVERY       CURRENCY         FACE           TOTAL        APPRECIATION/
                                     DATE          AMOUNT          VALUE          VALUE        (DEPRECIATION)
                                 ------------  --------------  -------------  -------------  ------------------
Deutsch Mark (sold) ...........     7/17/97           275,000        175,170        157,877       $ 17,293
Deutsch Mark (sold) ...........     7/18/97           300,000        191,339        172,243         19,096
Deutsch Mark (sold) ...........     7/24/97           450,000        277,521        258,481         19,040
Deutsch Mark (sold) ...........     8/11/97           350,000        213,337        201,298         12,039
Dutch Guilder (bought) ........     7/21/97         1,600,000        847,916        816,375        (31,541)
Dutch Guilder (sold) ..........     7/21/97         1,600,000        892,857        816,374         76,483
Dutch Guilder (sold) ..........     7/24/97         1,700,000        932,913        867,589         65,324
Dutch Guilder (sold) ..........     8/11/97           125,000         67,092         63,872          3,220
Finnish Marka (sold) ..........     7/18/97           675,000        144,788        130,175         14,613
French Franc (sold) ...........     7/18/97           400,000         75,547         68,150          7,397
French Franc (sold) ...........      8/4/97         2,800,000        511,294        477,595         33,699
French Franc (sold) ...........     8/11/97         2,000,000        358,025        341,286         16,739
French Franc (sold) ...........    11/28/97         1,000,000        176,204        171,880          4,324
British Pounds (bought) .......     7/24/97           700,000      1,140,790      1,164,896         24,106
British Pounds (sold) .........     7/24/97         1,000,000      1,638,400      1,664,137        (25,737)
British Pounds (sold) .........     7/28/97           750,000      1,212,944      1,247,958        (35,014)
Japanese Yen (sold) ...........     7/18/97        63,000,000        555,727        551,150          4,577
Japanese Yen (sold) ...........     8/12/97        35,000,000        287,805        307,297        (19,492)
Japanese Yen (sold) ...........     11/4/97        17,000,000        137,340        151,077        (13,737)
Japanese Yen (sold) ...........     11/4/97        20,000,000        179,485        177,738          1,747
Japanese Yen (bought) .........     11/4/97        20,000,000        177,124        177,738            614
Japanese Yen (bought) .........    12/18/97        18,000,000        162,896        161,031         (1,865)
Swedish Krona (sold) ..........     7/18/97         2,300,000        334,205        297,544         36,661
Swedish Krona (sold) ..........     7/23/97           750,000        106,686         97,045          9,641
Swiss Franc (sold) ............     7/18/97           220,000        163,051        151,024         12,027
Swiss Franc (sold) ............     7/21/97           100,000         72,945         68,673          4,272
Swiss Franc (sold) ............     7/23/97           230,000        165,563        157,988          7,575
Swiss Franc (sold) ............     7/24/97           400,000        284,799        274,795         10,004
Swiss Franc (sold) ............      8/4/97           300,000        214,684        206,368          8,316
Swiss Franc (bought) ..........     8/11/97           400,000        277,681        275,370         (2,311)
Swiss Franc (sold) ............     8/11/97           650,000        458,683        447,477         11,206
Swiss Franc (sold) ............     9/12/97           250,000        172,963        172,732            231
South African Rand (sold) .....     11/3/97           338,000         64,726         72,127         (7,401)
South African Rand (bought) ...     11/3/97            40,000          8,555          8,536            (19)
                                                                                                  --------
                                                                                                  $283,127
                                                                                                  ========

TEN LARGEST INDUSTRY HOLDINGS AT JUNE 30, 1997 (unaudited)

Finance                   23.10%     Basic Industries          6.10%
Consumer Basics           13.40%     Technology                5.60%
General Business          11.70%     Energy                    4.60%
Consumer Non-Durables      8.50%     Consumer Durable Goods    4.40%
Utilities                  8.00%     Consumer Services         4.20%

(a)Ordinary Shares unless otherwise noted.
(b)See Note 1a.
(c)Non-income producing security.
(d)An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(e)Including deposits in foreign denominated currencies with a value of $613,591 and a cost of $614,388.
(f)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)Global Depository Receipt.
(h)These securities are certificates which entitle the holder to one local share of the common stock of the company indicated. The value of these securities is directly linked to the value of the underlying common stock.
(i)Federal Tax Information: At June 30, 1997 the net unrealized appreciation on investments based on cost of $208,793,284 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost. ............................................      $40,032,510
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax
   cost over value. ..........................................       (4,667,840)
                                                                    -----------
   Net unrealized appreciation ...............................      $35,364,670
                                                                    ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
June 30, 1997
(unaudited)

ASSETS
  Investments at value .....................................                           $244,157,954
  Cash .....................................................                              1,966,996
  Foreign cash at value (Cost $614,388) ....................                                613,591
  Receivable for:
    Fund shares sold .......................................                              1,335,813
    Securities sold ........................................                              4,543,213
    Open forward currency contracts--net ...................                                283,127
    Dividends and interest .................................                                505,857
    Foreign withholding taxes ..............................                                113,107
  Prepaid registration expense .............................                                 12,500
  Unamortized organization expense .........................                                 46,078
                                                                                       ------------
                                                                                        253,578,236
LIABILITIES
  Payable for:
    Securities purchased ...................................      $4,365,345
    Fund shares redeemed ...................................       3,712,068
    Foreign withholding taxes ..............................          23,668
  Accrued expenses:
    Management fees ........................................         203,987
    Deferred trustees fees .................................           4,235
    Accounting and administrative ..........................           3,585
    Other expenses .........................................         188,613
                                                                  ----------
                                                                                          8,501,501
                                                                                       ------------
NET ASSETS .................................................                           $245,076,735
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $204,908,005
    Undistributed net investment loss ......................                                 (1,749)
    Accumulated net realized gains .........................                              4,527,111
    Unrealized appreciation on investments, forward currency
      contracts and foreign currency transactions ..........                             35,643,368
                                                                                       ------------
NET ASSETS .................................................                           $245,076,735
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($110,463,077 divided by 6,565,987 shares of beneficial
  interest) ................................................                                 $16.82
                                                                                             ======
Offering price per share (100/94.25 of $16.82) .............                                 $17.85*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($109,954,412 divided by 6,606,466 shares of beneficial
  interest) ................................................                                 $16.64**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($24,659,246 divided by 1,480,844 shares of  beneficial
  interest) ................................................                                 $16.65
                                                                                             ======
Identified cost of investments .............................                           $208,793,284
                                                                                       ============

 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months ended June 30, 1997
(unaudited)

INVESTMENT INCOME
  Dividends ..............................................                              $ 2,101,504(a)
  Interest ...............................................                                  463,926
                                                                                        -----------
                                                                                          2,565,430
  Expenses
    Management fees ......................................      $ 1,027,240
    Service fees--Class A ................................          111,472
    Service and distribution fees--Class B ...............          424,697
    Service and distribution fees--Class C ...............          107,733
    Trustees' fees and expenses ..........................           11,299
    Accounting and administrative ........................           21,183
    Custodian ............................................          368,678
    Transfer agent .......................................          291,261
    Audit and tax services ...............................           25,000
    Legal ................................................            9,956
    Printing .............................................           35,576
    Registration .........................................           56,960
    Amortization of organization expenses ................            6,460
    Miscellaneous ........................................            4,281
                                                                -----------
  Total expenses .........................................                                2,501,796
                                                                                        -----------
NET INVESTMENT INCOME ....................................                                   63,634
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS

  Realized gain (loss) on:
    Investments--net .....................................        5,017,031
    Futures contracts--net ...............................          (28,139)
    Foreign currency transactions--net ...................          185,476
                                                                -----------
    Total realized gain on investments, futures contracts
      and foreign currency transactions ..................        5,174,368
                                                                -----------
  Unrealized appreciation on:
    Investments--net .....................................       25,644,076
    Foreign currency transactions--net ...................          204,412
                                                                -----------
    Net unrealized appreciation  on investments, forward
      currency contracts, and foreign currency
      transactions .......................................       25,848,488
                                                                -----------
  Net gain on investment transactions ....................                               31,022,856
                                                                                        -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............                              $31,086,490
                                                                                        ===========

(a) Net of foreign taxes of: $183,023

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(unaudited)

                                                              FOR THE YEAR            SIX MONTHS
                                                                 ENDED                  ENDED
                                                              DECEMBER 31,             JUNE 30,
                                                                  1996                   1997
                                                            ----------------       ----------------
FROM OPERATIONS
  Net investment income (loss) ...........................      $   (459,980)          $     63,634
  Net realized gain on investments, futures contracts, and
    foreign currency transactions ........................         1,546,235              5,174,368
  Unrealized appreciation on investments, and foreign
    currency transactions ................................         9,794,880             25,848,488
                                                                ------------           ------------
  Increase in net assets from operations .................        10,881,135             31,086,490
                                                                ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
  Class A ................................................          (827,582)                     0
  Class B ................................................          (790,419)                     0
  Class C ................................................          (219,963)                     0
                                                                ------------           ------------
                                                                  (1,837,964)                     0
                                                                ------------           ------------
  Increase in net assets derived from capital share
    transactions .........................................       142,813,680             62,133,394
                                                                ------------           ------------
  Total increase in net assets ...........................       151,856,851             93,219,884
NET ASSETS
  Beginning of the period ................................                 0            151,856,851
                                                                ------------           ------------
  End of the period ......................................      $151,856,851           $245,076,735
                                                                ============           ============
UNDISTRIBUTED NET INVESTMENT LOSS
  Beginning of the period ................................      $          0           $    (65,383)
                                                                ------------           ------------
  End of the period ......................................      $    (65,383)          $     (1,749)
                                                                ============           ============


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(unaudited)

                                                       CLASS A                    CLASS B
                                            ---------------------------  ---------------------------
                                                            SIX MONTHS                   SIX MONTHS
                                               YEAR ENDED      ENDED       YEAR ENDED       ENDED
                                              DECEMBER 31,    JUNE 30,    DECEMBER 31,     JUNE 30,
                                                 1996           1997          1996          1997
                                              ------------  -----------   ------------   -----------
Net Asset Value, Beginning of Period ....   $     12.50    $     14.40    $     12.50    $     14.30
                                            -----------    -----------    -----------    -----------
Income (Loss) From Investment Operations
Net Investment Income (Loss) ............         (0.03)(a)       0.03          (0.12)(a)      (0.02)
Net Realized and Unrealized Gain on
 Investments ............................          2.11           2.39           2.10           2.36
                                            -----------    -----------    -----------    -----------
Total From Investment Operations ........          2.08           2.42           1.98           2.34
                                            -----------    -----------    -----------    -----------
Less Distributions
Distributions From Net Realized
  Capital Gains .........................         (0.18)          0.00          (0.18)          0.00
                                            -----------    -----------    -----------    -----------
Total Distributions .....................         (0.18)          0.00          (0.18)          0.00
                                            -----------    -----------    -----------    -----------
Net Asset Value, End of Period ..........   $     14.40    $     16.82    $     14.30    $     16.64
                                            ===========    ===========    ===========    ===========
Total Return (%) (b) ....................          16.7           16.8           15.9           16.4
Ratio of Operating Expenses to
  Average Net Assets (%) ................          2.58           2.15(d)        3.33           2.90(d)
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) .............         (0.21)         (0.38)(d)      (0.96)         (1.13)(d)
Portfolio Turnover Rate (%) .............            57             65(d)          57             65(d)
Average Commission Rate (c) .............   $    0.0004    $    0.0025    $    0.0004    $    0.0025
Net Assets, End of Period (000) .........   $    68,509    $   110,463    $    65,367    $   109,954

(a)        Per Share net investment income (loss) has been calculated using the average share outstanding during the year.
(b)        A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B Shares are not reflected in total return calculations. Periods less than one year are not annualized.
(c)        For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(d)        Computed on an annualized basis.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------
(unaudited)

                                                                                   CLASS C
                                                                ---------------------------------------------
                                                                                              SIX MONTHS
                                                                       YEAR ENDED               ENDED
                                                                      DECEMBER 31,             JUNE 30,
                                                                          1996                   1997
                                                                 ----------------------  --------------------
Net Asset Value, Beginning of Period .........................            $12.50                $14.31
                                                                          ------                ------
Income (Loss) From Investment Operations
Net Investment Income (Loss) .................................             (0.12)(a)             (0.02)
Net Realized and Unrealized Gain on Investments ..............              2.11                  2.36
                                                                          ------                ------
Total From Investment Operations .............................              1.99                  2.34
                                                                          ------                ------
Less Distributions
Distributions From Net Realized Capital Gains ................             (0.18)                 0.00
                                                                          ------                ------
Total Distributions ..........................................             (0.18)                 0.00
                                                                          ------                ------
Net Asset Value, End of Period ...............................            $14.31                $16.65
                                                                          ======                ======
Total Return (%) (d) .........................................              15.9                  16.4
Ratio of Operating Expenses to
  Average Net Assets (%) .....................................              3.33                  2.90(c)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (%) ..............................................             (0.96)                (1.13)(c)
Portfolio Turnover Rate (%) ..................................                57                    65(c)
Average Commission Rate (b) ..................................           $0.0004               $0.0025
Net Assets, End of Period (000) ..............................           $17,980               $24,659

(a)        Per Share net investment income (loss) has been calculated using the average share outstanding during the year.
(b)        For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(c)        Computed on an annualized basis.
(d)        Periods less than one year are not annualized.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1997
(unaudited)

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. The Fund commenced its public offering of Class A, Class B and Class C shares on December 29, 1995. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by New England Funds Management, L.P., the Fund's adviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $64,900 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. (excluding short-term investments) for the Fund for the six months ended June 30, 1997 were $123,227,797 and $59,024,975 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment subadvisers, Harris Associates, L.P., Founders Asset Management, Inc., Janus Capital Corporation and Montgomery Asset Management, L.P. a subadvisory fee as follows: Harris Associates, L.P., Founders Asset Management, Inc. and Janus Capital Corporation at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. NEFM pays Montgomery Asset Management, L.P. at the annual rate of 0.90% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery Asset Management, L.P. manages, 0.70% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Harris Associates, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by NEFM and the subadvisers under the management agreement in effect during the six months ended June 30, 1997, are as follows:

     FEES EARNED
     -----------
     $  356,959                  New England Funds Management, L.P.
        256,032                  Harris Associates, L.P.
        132,042                  Founders Asset Management, Inc.
        123,070                  Janus Capital Corporation
        159,137                  Montgomery Asset Management, L.P.
     ----------
     $1,027,240
     ==========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of New England Investment Companies, L.P. and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the six months ended June 30, 1997, these expenses amounted to $21,183 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund paid New England Funds $203,918 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $111,472 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997 the Fund paid New England Funds $106,174 and $26,933 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1997, the Fund paid New England Funds $318,523 and $80,800 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1997 amounted to $617,388.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, New England Investment Companies, L.P. or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $2,125
     Meeting Fee                                           $114/meeting
     Committee Meeting Fee                                 $68/meeting
     Committee Chairman Retainer                           $64/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARE TRANSACTIONS. At June 30, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                       SIX MONTHS ENDED
                                                DECEMBER 31, 1996                    JUNE 30, 1997
                                        --------------------------------    --------------------------------
CLASS A                                      SHARES           AMOUNT             SHARES           AMOUNT
-------                                     ---------      -------------        ---------       -----------
Shares sold .........................       5,263,135       $ 71,193,860        3,435,694       $53,622,535
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
    gains ...........................          55,816            789,245                0                 0
                                            ---------       ------------       ----------       -----------
                                            5,318,951         71,983,105        3,435,694        53,622,535
Shares repurchased ..................        (561,521)        (7,815,507)      (1,627,137)      (26,014,278)
                                            ---------       ------------       ----------       -----------
Net increase ........................       4,757,430       $ 64,167,598        1,808,557       $27,608,257
                                            ---------       ------------       ----------       -----------

                                                   YEAR ENDED                       SIX MONTHS ENDED
                                                DECEMBER 31, 1996                    JUNE 30, 1997
                                            ----------------------------    --------------------------------
CLASS B                                      SHARES           AMOUNT             SHARES           AMOUNT
-------                                     ---------      -------------        ---------       -----------
Shares sold .........................       4,646,365      $  62,819,212        2,380,385       $36,431,494
Shares issued in connection with
 the reinvestment of:
  Distributions from net realized
    gains ...........................          52,648            739,708                0                 0
                                            ---------      -------------        ---------       -----------
                                            4,699,013         63,558,920        2,380,385        36,431,494
Shares repurchased ..................        (128,197)        (1,770,220)        (344,735)       (5,236,722)
                                            ---------      -------------        ---------       -----------
Net increase ........................       4,570,816      $  61,788,700        2,035,650       $31,194,772
                                            ---------      -------------        ---------       -----------

                                                   YEAR ENDED                       SIX MONTHS ENDED
                                                DECEMBER 31, 1996                    JUNE 30, 1997
                                            ----------------------------    --------------------------------
CLASS C                                      SHARES           AMOUNT             SHARES           AMOUNT
-------                                     ---------      -------------        ---------       -----------
Shares sold .........................       1,307,969       $ 17,561,696          548,250       $ 8,335,446
Shares issued in connection with
 the reinvestment of:
  Distributions from net realized
    gains ...........................          14,581            205,003                0                 0
                                            ---------       ------------        ---------       -----------
                                            1,322,550         17,766,699          548,250         8,335,446
Shares repurchased ..................         (65,947)          (909,317)        (324,009)       (5,005,081)
                                            ---------       ------------        ---------       -----------
Net increase ........................       1,256,603       $ 16,857,382          224,241       $ 3,330,365
                                            ---------       ------------        ---------       -----------
Increase derived from capital shares
  transactions ......................      10,584,849       $142,813,680        4,068,448       $62,133,394
                                           ==========       ============        =========       ===========

                            NEW ENGLAND STAR FUNDS

       SUPPLEMENT DATED JULY 28, 1997 TO NEW ENGLAND STAR FUNDS PROSPECTUS
               DATED MAY 1, 1997 (AS SUPPLEMENTED JUNE 30, 1997),
          NEW ENGLAND STOCK FUNDS CLASS Y PROSPECTUS DATED MAY 1, 1997
                 AND NEW ENGLAND STAR SMALL CAP FUND PROSPECTUS
     DATED DECEMBER 31, 1996 (AS SUPPLEMENTED MAY 1, 1997 AND JUNE 30, 1997)

NEW ENGLAND STAR ADVISERS FUND

On July 25, 1997, the Board of Trustees of New England Funds Trust I (the "Trust") approved a Sub-Advisory Agreement (the "Agreement") relating to one segment of the portfolio of New England Star Advisers Fund (the "Fund") between New England Funds Management, L.P. ("NEFM"), the Fund's adviser, and Harris Associates L.P. ("Harris Associates"). The Agreement is effective July 25, 1997 and continues in effect for a period of 120 days or until shareholders of the Fund approve a new Sub-Advisory Agreement between NEFM and Harris Associates, whichever occurs first. A special shareholder meeting will be held in mid-October for shareholder approval of a second new Sub-Advisory Agreement between NEFM and Harris Associates, and a notice of such meeting and proxy statement will be sent to shareholders in late August. Accordingly, Harris Associates succeeds Berger Associates, Inc. ("Berger") as subadviser to this segment of the Fund, and is responsible for day-to-day management of the segment's investment operations under the oversight of NEFM.

The sub-advisory fees payable by NEFM to Harris Associates under the Agreement are at the same rate as those previously payable by NEFM to Berger to manage this segment of the Fund, as set forth in the Prospectus. Following shareholder approval of the second new Sub-Advisory Agreement between NEFM and Harris Associates, the subadvisory fees payable by NEFM to Harris Associates will be at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund managed by Harris Associates, 0.60% of the next $50 million of such assets and 0.55% of any such assets in excess of $100 million.

In addition, Harris Associates has agreed to waive the entire sub-advisory fee payable to Harris Associates by NEFM under the Agreement through August 31, 1997, and NEFM will pay such waived fees to Berger. Neither the change in the sub-advisory fee rate payable to Harris Associates nor this waiver by Harris Associates will affect the management fee payable by the Fund to NEFM.

Robert Sanborn, CFA, Partner and Portfolio Manager of Harris Associates, is the portfolio manager of the segment of the Fund managed by Harris Associates. Mr. Sanborn has 14 years of investment experience, and joined Harris Associates as a Portfolio Manager and Analyst in 1988.

In the event that the Fund's shareholders do not approve the new Sub-Advisory Agreement between NEFM and Harris Associates at the special shareholder meeting, then the Trust's Board of Trustees will consider alternative arrangements for the management of this segment of the Fund's investment portfolio.

In conjunction with Harris Associates becoming subadviser to a segment of the Fund, the paragraph under the heading entitled "Star Advisers Fund -- Berger Associates, Inc." in the Investment Strategy section of the Prospectus is revised to read as follows:

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES")

Harris Associates' investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long term growth of capital. Its segment of the Fund's portfolio invests primarily in common stocks and securities convertible into common stock, but may also invest in other securities that are suited to the Fund's investment objective, including preferred stocks and fixed-income securities (including lower quality fixed-income securities).

The following information is added to the Prospectus:

PAST PERFORMANCE OF STAR ADVISERS FUND'S SUBADVISER

The data presented below under "Oakmark Fund" represent the total return, as adjusted, of The Oakmark Fund, a mutual fund managed by Harris Associates. The Oakmark Fund has investment objectives substantially similar to the segment of the Fund managed by Harris Associates and was managed using styles and strategies substantially similar (although not necessarily identical) to those that are employed by Harris Associates in managing its segment of the Fund. THE FOLLOWING INFORMATION DOES NOT REPRESENT THE FUND'S PERFORMANCE. THE FUND COMMENCED OPERATIONS IN JULY 1994 AND HAS A PERFORMANCE RECORD OF ITS OWN. THE FOLLOWING INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN BELOW.

During the entire period that Harris Associates has managed The Oakmark Fund, Mr. Sanborn has been the portfolio manager.

As explained more fully in the Prospectus under "Investment Risks -- Special Considerations Regarding the Multi-Adviser Approach," capital that is available for investment by the Fund is currently allocated equally among the Fund's four subadvisers. Due to a variety of factors, the relative performance of the four segments is likely to vary, which in turn will affect their relative size. Thus, a particular subadviser's performance (expressed as a percentage) may have a greater or lesser impact on the total return of the Fund depending on the size of the subadviser's segment relative to the other segments.

                                                  LIPPER GROWTH
                                     OAKMARK FUND   FUND INDEX  S&P 500 INDEX
                                     ------------   ----------  -------------
July 1, 1996 to June 30, 1997 ......    29.25%        23.84%        34.72%
July 1, 1994 to June 30, 1997 ......    24.44%        23.09%        28.85%
July 1, 1992 to June 30, 1997 ......    25.56%        17.05%        19.78%
August 8, 1991 (inception date) to      30.25%        15.55%        18.04%
  June 30, 1997 ....................

The performance information shown above for The Oakmark Fund is adjusted to give effect to the actual expenses relating to Class A shares of the Fund for the corresponding periods (or, for the periods prior to the Fund's inception, for the first period of the Fund's operation). The performance information for The Oakmark Fund has not been adjusted to reflect deduction of the sales charge payable on the Fund's Class A shares, nor does it give effect to the higher expense levels of the Fund's Class B and Class C shares. Performance would be lower if it were adjusted for these charges and expenses.

NEW ENGLAND STAR SMALL CAP FUND

Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens") has informed the Trust that the Robertson Stephens group of companies, of which Robertson Stephens is an affiliate, will be acquired by BankAmerica Corp. ("BankAmerica"). BankAmerica is a global financial services company with $250 billion in assets and an equity capital base of $20 billion. Completion of the acquisition is subject to a number of conditions, including certain regulatory approvals, and is expected to take place in the fourth quarter of this year. The acquisition does not contemplate any changes in the management or operations of Robertson Stephens. The acquisition will likely result in the automatic termination of the current subadvisory agreement between NEFM and Robertson Stephens for the segment of New England Star Small Cap Fund (the "Fund") managed by Robertson Stephens. A new subadvisory agreement for this segment following the acquisition, which will be substantially similar to the current subadvisory agreement for this segment, has been approved by the Board of Trustees of the Trust. Unless an exemptive order from the Securities and Exchange Commission (as discussed in the Prospectus) relieves the Fund of such requirement, such agreement would be subject to approval by the Fund's shareholders.

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                  STOCK FUNDS
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management fees and other items of interest. Investors are advised to read the prospectus carefully before investing.

                                                                ----------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  BROCKTON, MA
                                                                 PERMIT NO. 770
                                                                ----------------
[logo]
NEW ENGLAND FUNDS(R)

Where The Best Minds Meet(R)





-----------------------
 399 Boylston Street
Boston, Massachusetts
        02116
-----------------------


---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------



                                    SW58-0697

                   [recycle symbol] Printed on Recycled Paper